UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 13, 2004


                                CKF Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                    No. 0-25180                  61-1267810
----------------------------- ---------------------------    -------------------
(State or Other Jurisdiction    Commission File Number         (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                 340 West Main Street, Danville, Kentucky 40422
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (859) 236-4181
                                                           --------------

                                EXPLANATORY NOTE

     This Amendment No. 1 to the Form 8-K is being filed to correctly file the Form 8-K under Items 7 and 12 rather than Items 7 and 9 as previously indicated on the original Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

(a)  Not applicable.


(b)  Not applicable.


(c)  The following exhibit is filed herewith:

     Exhibit 99           Press Release dated April 13, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
-------------------------------------------------------

     On April 13, 2004, CKF Bancorp, Inc. announced its unaudited financial results for the three months ended March 31, 2004. For more information, reference is made to the Company's press release dated, April 13, 2004, a copy of which is attached to this Report as Exhibit 99 and is furnished herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CKF BANCORP, INC.



                                   By:/s/ John H. Stigall
                                      -----------------------------------------
                                      John H. Stigall
                                      President and Chief Executive Officer
                                      (Duly Authorized Representative)


Dated:  April 30, 2004